Financial instruments and risk management	12 Months Ended
Dec. 31, 2020
FINANCIAL INSTRUMENTS AND RISK MANAGEMENT
FINANCIAL INSTRUMENTS AND RISK MANAGEMENT

36.    Financial instruments and risk management

Accounting policy

On initial recognition, a financial asset is classified as measured at either amortised cost, fair value through other comprehensive income, or fair value through profit or loss.

The Group initially recognises debt instruments issued and trade and other receivables, on the date these are originated. All other financial assets and financial liabilities are recognised initially when the Group becomes a party to the contractual provisions of the instrument.

The classification of financial assets at initial recognition that are debt instruments depends on the financial asset’s contractual cash flow characteristics and the Group’s business model for managing them. In order for a financial asset to be classified and measured at amortised cost, it needs to give rise to cash flows that are solely payments of principal and interest (SPPI) on the principal amount outstanding. This assessment is performed at an instrument level. Financial assets with cash flows that are not SPPI are classified and measured at fair value through profit or loss, irrespective of the business model.

The Group’s business model for managing financial assets that are debt instruments refers to how it manages its financial assets in order to generate cash flows. The business model determines whether cash flows will result from collecting contractual cash flows, selling the financial assets, or both. Financial assets classified and measured at amortised cost are held within a business model with the objective to hold financial assets in order to collect contractual cash flows.

The Group recognises an allowance for expected credit losses (ECLs) on all debt instruments not held at fair value through profit or loss to the extent applicable. ECLs are based on the difference between the contractual cash flows due in accordance with the contract and all the cash flows that the Group expects to receive, discounted at an approximation of the original effective interest rate.

ECLs are recognised in two stages. For credit exposures for which there has not been a significant increase in credit risk since initial recognition, ECLs are provided for credit losses that result from default events that are possible within the next 12-months (a 12-month ECL). For those credit exposures for which there has been a significant increase in credit risk since initial recognition, a loss allowance is required for credit losses expected over the remaining life of the exposure, irrespective of the timing of the default (a lifetime ECL).

For trade and other receivables due in less than 12 months, the Group applies the simplified approach in calculating ECLs, as permitted by IFRS 9. Therefore, the Group does not track changes in credit risk, but instead, recognises a loss allowance based on the financial asset’s lifetime ECL at each reporting date. Impairment losses are recognised through profit or loss.

The Group derecognises a financial asset when the contractual rights to the cash flows from the financial asset expire, or it transfers the rights to receive the contractual cash flows in a transaction in which substantially all the risks and rewards of the ownership of the financial asset are transferred. The Group derecognises a financial liability when its contractual obligations are discharged, cancelled or expired. Any interest in such transferred financial asset that is created or retained by the Group is recognised as a separate asset or liability. The particular recognition and measurement methods adopted are disclosed in the individual policy statements associated with each item.

On derecognition of a financial liability, the difference between the carrying amount extinguished and the consideration paid is recognised in profit or loss.

36.1   Accounting classifications and measurement of fair values

The following methods and assumptions were used to estimate the fair value of each class of financial instrument:

•Other receivables and other payables

Due to the approaches applied in calculating the carrying values as described in note 22, the fair values approximate the carrying value.

•Trade and other receivables/payables, and cash and cash equivalents

The carrying amounts approximate fair values due to the short maturity of these instruments for financial instruments measured at amortised cost. The fair value for trade receivables measured at fair value through profit or loss (PGM concentrate sales) are determined based on ruling market prices, volatilities and interest rates.

•Environmental rehabilitation obligation funds

Environmental rehabilitation obligation funds comprise equity-linked notes, a fixed income portfolio of bonds as well as fixed and call deposits. The environmental rehabilitation obligation funds are stated at fair value based on the nature of the fund’s investments. The fair value of publicly traded instruments is based on quoted market values.

For the environmental rehabilitation obligation funds categorised as level two on the fair value hierarchy, equity-linked notes have a fixed component of 5% capital guarantee and equity-linked portion which is linked to the performance of the JSE top 40 index. Fair value is determined by the fund manager based on the composition of the underlying investment portfolio, relevant equity prices and the terms of the investments. The fixed income portfolio consists of instruments such as government bonds and inflation-linked bonds. Valuations are performed by the fund manager based on the composition of the portfolio, the relevant investment terms and through reference to market related interest rates.

•Other investments

The fair values of listed investments are based on the quoted prices available from the relevant stock exchanges. The carrying amounts of other short-term investment products with short maturity dates approximate fair value. The fair values of non-listed investments are determined through valuation techniques that include inputs that are not based on observable market data. These inputs include price/book ratios as well as marketability and minority shareholding discounts which are impacted by the size of the shareholding.

•Borrowings

The fair value of variable interest rate borrowings approximates its carrying amounts as the interest rates charged are considered marked related. However, since there is also fixed interest rate borrowings, fair values are disclosed in note 28.

•Derivative financial instruments

The fair value of derivative financial instruments is estimated based on ruling market prices, volatilities and interest rates, option pricing methodologies based on observable quoted inputs. All derivatives are carried on the statement of financial position at fair value.

The Group uses the following hierarchy for determining and disclosing the fair value of financial instruments:

•Level 1: unadjusted quoted prices in active markets for identical asset or liabilities;

•Level 2: inputs other than quoted prices in level 1 that are observable for the asset or liability, either directly (as prices) or indirectly (derived from prices); and

•Level 3: inputs for the asset or liability that are not based on observable market data (unobservable inputs).

The following table set out the Group’s significant financial instruments measured at fair value by level within the fair value hierarchy:

Figures in million - SA rand
	2020			2019			2018
	Level 1	Level 2	Level 3	Level 1	Level 2	Level 3	Level 1	Level 2	Level 3
Financial assets measured at fair value
- Environmental rehabilitation obligation funds	4,111.0	823.0	-	3,578.3	1,023.9	-	3,634.0	364.7	-
- Trade receivables - PGM concentrate sales	-	4,030.0	-	-	2,341.6	-	-	5,310.1	-
- Other investments	603.4	-	243.6	414.7	-	184.0	81.5	-	74.5
- Palladium hedge contract	-	-*	-	-	-	-	-	-	-
Financial liabilities measured at fair value
- Derivative financial instrument	-	-	-	-	4,144.9	-	-	408.8	-
- Gold hedge contracts	-	-*	-	-	68.3	-	-	240.8	-

*  Less than R0.1 million

In the normal course of its operations, the Group is exposed to market risks, including commodity price, foreign currency, interest rate, liquidity and credit risk associated with underlying assets, liabilities and anticipated transactions. In order to manage these risks, the Group has developed a comprehensive risk management process to facilitate control and monitoring of these risks.

36.2   Risk management activities

Controlling and managing risk in the Group

Sibanye-Stillwater has policies in areas such as counterparty exposure, hedging practices and prudential limits which have been approved by Sibanye-Stillwater’s Board of Directors (the Board). Management of financial risk is centralised at Sibanye-Stillwater's treasury department (Treasury), which acts as the interface between Sibanye-Stillwater’s Operations and counterparty banks. Treasury manages financial risk in accordance with the policies and procedures established by the Board and executive committee.

The Board has approved dealing limits for money market, foreign exchange and commodity transactions, which Treasury is required to adhere to. Among other restrictions, these limits describe which instruments may be traded and demarcate open position limits for each category as well as indicating counterparty credit-related limits. The dealing exposure and limits are checked and controlled each day and reported to the CFO.

The objective of Treasury is to manage all financial risks arising from the Group’s business activities in order to protect profit and cash flows. Treasury activities of Sibanye-Stillwater and its subsidiaries are guided by the Treasury Policy, the Treasury Framework as well as domestic and international financial market regulations. Treasury activities are currently performed within the Treasury Framework with appropriate resolutions from the Board, which are reviewed and approved annually by the Audit Committee.

The financial risk management objectives of the Group are defined as follows:

•Liquidity risk management: the objective is to ensure that the Group is able to meet its short-term commitments through the effective and efficient management of cash and usage of credit facilities.

•Currency risk management: the objective is to maximise the Group’s profits by minimising currency fluctuations.

•Funding risk management: the objective is to meet funding requirements timeously and at competitive rates by adopting reliable liquidity management procedures.

•Investment risk management: the objective is to achieve optimal returns on surplus funds.

•Interest rate risk management: the objective is to identify opportunities to prudently manage interest rate exposures.

•Counterparty exposure: the objective is to only deal with a limited number of approved counterparts that are of a sound financial standing and who have an official credit rating. The Group is limited to a maximum investment of 2.5% of the financial institutions’ equity, which is dependent on the institutions’ credit rating. The credit rating used is Fitch Ratings’ short-term credit rating for financial institutions.

•Commodity price risk management: commodity risk management takes place within limits and with counterparts as approved in the treasury framework.

Credit risk

Credit risk represents risk that an entity will suffer a financial loss due to the other party of a financial instrument not discharging its obligation.

The Group has reduced its exposure to credit risk by dealing with a limited number of approved counterparties. The Group approves these counterparties according to its risk management policy and ensures that they are of good credit quality.

The carrying value of the financial assets represents the combined maximum credit risk exposure of the Group. Concentration of credit risk on cash and cash equivalents and non-current assets is considered minimal due to the abovementioned investment risk management and counterparty exposure risk management policies (refer notes 21, 22, 24 and 25).

Liquidity risk

In the ordinary course of business, the Group receives cash proceeds from its operations and is required to fund working capital and capital expenditure requirements. The cash is managed to ensure surplus funds are invested to maximise returns whilst ensuring that capital is safeguarded to the maximum extent possible by investing only with top financial institutions (refer note 28.8).

Uncommitted borrowing facilities are maintained with several banking counterparties to meet the Group’s normal and contingency funding requirements (refer note 28.8).

Working capital and going concern assessment

For the year ended 31 December 2020, the Group realised a profit of R30,621.6 million (31 December 2019: R432.8 million, 2018: loss of R2,520.7 million). As at 31 December 2020 the Group’s current assets exceeded its current liabilities by R34,755.5 million (31 December 2019: R11,836.9 million, 31 December 2018: R562.7 million) and the Group’s total assets exceeded its total liabilities by R70,716.0 million (31 December 2019: R31,138.3 million, 31 December 2018: R24,724.4 million). During the year ended 31 December 2020 the Group generated net cash from operating activities of R27,149.3 million (31 December 2019: R9,464.0 million, 31 December 2018: R12,197.2 million).

The Group currently has committed undrawn debt facilities of R7,336.3 million at 31 December 2020 (31 December 2019: R5,688.0 million, 31 December 2018: R5,987.1 million) and cash balances of R20,239.8 million (31 December 2019: R5,619.0 million, 31 December 2018: R2,549.1 million). The most immediate debt maturity is the US$353.7 million June 2022 High Yield bond maturity, and an early restructure and/or settlement of this tranche could be undertaken during 2021. Additionally, during March 2021 the Group successfully extended the first maturity date for the remaining lender, as a result US$150 million of the USD Revolving Credit Facility (RCF) matures in April 2022, with the US$450 million balance of the USD RCF maturing in April 2023. As at 31 December 2020 only US$475 million of the US$600 million USD RCF was drawn. The R5.5 billion RCF was fully repaid during August 2020 with the full balance being undrawn at 31 December 2020 and available until November 2023, given the exercise of the first extension option. During October 2020 the US$ Convertible bond was settled through cash (R13.2 million) and the issue of shares (R12,573.2 million, refer note 28.5), further strengthening the balance sheet whilst preserving cash. Given the high level of available cash and undrawn facilities and resultant strong liquidity position, no imminent refinancing of debt is required.

The Group’s leverage ratio (net (cash)/debt to adjusted EBITDA) as at 31 December 2020 was (0.1):1 (31 December 2019 was 1.4:1, 31 December 2018 was 2.5:1) and its interest coverage ratio (adjusted EBITDA to net finance charges) was 79.8:1 (31 December 2019 was 6.5:1, 31 December 2018 was 4.9:1). Both considerably better than the maximum permitted leverage ratio of at most 2.5:1 (up to 31 December 2019 3.5:1); and minimum required interest coverage ratio of 4.0:1, calculated on a quarterly basis, required under the US$600 million RCF and the R5.5 billion RCF.

Gold and PGMs are sold in US dollars with most of the South African operating costs incurred in rand, as such the Group’s results and financial condition will be impacted if there is a material change in the rand/US dollar exchange rate. High levels of volatility in commodity prices may also impact on profitability. Due to the nature of deep level mining, industrial and mining accidents may result in operational disruptions such as stoppages which could result in increased production costs as well as financial and regulatory liabilities. Further, Sibanye-Stillwater’s operations may be adversely affected by production stoppages caused by labour unrests, union activity or other factors.

Any additional regulatory restrictions imposed by the South African government to reduce the spread of the COVID-19 pandemic (refer below) could adversely affect the 2021 production outlook of the South African operations. Presently, there are no COVID-19 related work stoppages being imposed by either the Federal government and the State of Montana. However, the ongoing need to maintain COVID-19 protocols in the US, due to state and federal guidelines and the Montana Operation’s own processes to manage its COVID-19 exposures, is having an impact on productivity and may adversely affect the 2021 production outlook of the US PGM operations. These productivity impacts include, but are not limited to, staggered shift arrangements, duplicate transport, mandatory screening, contact tracing and quarantining where necessary. These factors could impact on cash generated or utilised by the Group, as well as adjusted EBITDA and financial covenants.

The following events, reported in our annual report for the year ended 31 December 2020, impacted on the profitability of the Group for the year under review:

•

Anglo American Platinum Limited’s (Anglo Plats) temporary shutdown of its converter plant (force majeure declared on 6 March 2020) – during the force majeure period, material produced by the Rustenburg, Platinum Mile and Kroondal operations was delivered to our Marikana processing facility. The converter plant at Anglo Plats was brought back into production on 12 May 2020 and Anglo Plats lifted the force majeure. On 31 May 2020 the converter plant was again shut down due to a water leak in the high-pressure cooling section of the converter which was repaired by mid-June 2020. The toll treatment agreement between Anglo Plats and our Rustenburg operation, and the purchase of concentrate agreement with our Kroondal and Platinum Mile operations continued after Anglo repaired and recommissioned its converter plant.

•

COVID-19 outbreak in South Africa – the President of the Republic of South Africa announced a nation-wide lockdown from midnight 26 March 2020, which was amended through a notice published by the South African government on 16 April 2020 allowing for our South African mining operations to be conducted at a reduced capacity of not more than 50%. From 17 April 2020, management commenced implementing its strategy to mobilise the required employee complement to safely ramp up production at our South African operations to the initial restricted 50%. Subsequent directives issued by the Minister of Mineral Resources and Energy and the easing of lockdown restrictions allowed for the controlled ramp up of production under stringent regulations. These measures had a significant adverse impact on our production from our South African operations during Q2 2020. At 30 June 2020 the SA Gold and SA PGM operations were at a production capacity of 86% and 73%, respectively. Our strategy to safely mobilise employees and ramp up to near normal production levels by the end of H2 2020 was successfully delivered. By the end of December 2020 the SA gold operations were almost ramped up to normal production capacity, however the momentum of ramping up into January 2021 was disturbed by Christmas break whereby the pace of employees returning back was slower than anticipated, especially those foreign nationals returning from the SADC countries where stricter border controls were implemented. The return to work was impacted due to the extended screening process and compliance requirements linked to the National Government level 3 lockdown regulations which was imposed in December 2020 and January 2021. By the end of December 2020, the SA PGM operations were ramped up to normal production capacity, however the momentum of ramping up into January 2021 was also disturbed by Christmas break whereby the pace of employees returning back was slower than anticipated due to the extended screening process. The extended period of screening was caused by the compliance requirements to level 3 National government lockdown regulations which require every employee returning from the Christmas break to be tested and screened for COVID-19. In H1 2020, capital expenditure at the South African operations was deferred to H2 2020 mainly due to the COVID-19 lockdowns, with capital expenditure in H2 2020 mainly incurred in the Infrastructure, safety and compliance projects. The deferral of such capital expenditure projects will flow into Q1 2021 and is also reflected as an increase in the 2021 capex plan.

•

Although no formal lock down was experienced at our US PGM operations during 2020, the operational performance of our US PGM operations was negatively impacted by COVID-19, with proactive COVID-19 measures required to mitigate the spread of the COVID-19 pandemic and contain liquidity for the Group. This, amongst others, resulted in the deferral of capital project activity, the delay in receipt of key sustaining and growth capital items and a curtailment in recycling operation activity for a portion of 2020.  The need to demobilize key project contractors during the onset of COVID-19, together with force majeure declaration's on key project infrastructure, contributed to the Stillwater East (Blitz) project being delayed by 24 months. Our recycling operations saw a noticeable market liquidity driven slow down early on in the pandemic, although a recovery in the secondary supply market occurred during the second half of 2020. The US PGM Operations saw production losses of approximately 4% due to COVID-19 during 2020.

During December 2020 and January 2021 South Africa experienced a second wave of COVID-19 infections which was contained. Although the South African government introduced a level 3 lock down commencing from 28 December 2020, which was subsequently reduced to level 1 lock down, this did not impose further restrictions on our South African operations. COVID-19 infection rates remain high across the United States and our Montana Operations continue to operate under strict COVID-19 protocols. Although further waves of COVID-19 infections could result in further restrictions on the Group which could affect its operational performance, management believes that the educational, safety and continued awareness measures already embedded at all our operations should limit the spread of infections.

The Group has thoroughly demonstrated its ability to proactively manage liquidity risk through these extraordinary times. Our improved geographical and commodity diversification, along with improved commodity prices, cost containment, and increased operational scale have enabled management to successfully mitigate the simultaneous impact of these abnormal events during 2020, navigating the Group to well below its targeted leverage ratio of below 1:1.

Notwithstanding the exceptionally strong current liquidity position and financial outlook, further amendments to COVID-19 regulations or uncontrolled infection rates could impose additional restrictions on both our US PGM and South African operations that may adversely impact the production outlook for 2021. This could deteriorate the Group’s forecasted liquidity position and may require the Group to further increase operational flexibility by adjusting mine plans, reducing capital expenditure and/or selling assets. The Group may also, if necessary, be required to consider options to increase funding flexibility which may include, amongst others, additional loan facilities or debt capital market issuances, streaming facilities, prepayment facilities or, in the event that other options are not deemed preferable or achievable by the Board, an equity capital raise. The Group could also, with lender approval, request covenant amendments or restructure facilities. During past adversity management has successfully implemented similar actions.

Management believes that the cash generated by its operations, cash on hand, the unutilised debt facilities as well as additional funding opportunities will enable the Group to continue to meet its obligations as they fall due. The consolidated financial statements for the year ended 31 December 2020, therefore, have been prepared on a going concern basis.

Market risk

The Group is exposed to market risks, including foreign currency, commodity price and interest rate risk associated with underlying assets, liabilities and anticipated transactions. Following periodic evaluation of these exposures, the Group may enter into derivative financial instruments to manage some of these exposures.

The effects of reasonable possible changes of relevant risk variables on profit or loss or shareholders’ equity are determined by relating the reasonable possible change in the risk variable to the balance of financial instruments at period end date.

The amounts generated from the sensitivity analyses are forward-looking estimates of market risks assuming certain adverse or favourable market conditions occur. Actual results in the future may differ materially from those projected results and therefore should not be considered a projection of likely future events and gains/losses.

Foreign currency risk

Sibanye-Stillwater’s operations are all located in South Africa except for Stillwater and Mimosa, which are located in the US and Zimbabwe, respectively, and its revenues are sensitive to changes in the US dollar gold and PGM price and the rand/US dollar exchange rate (the exchange rate). Depreciation of the rand against the US dollar results in Sibanye-Stillwater’s revenues and operating margin increasing. Conversely, should the rand appreciate against the US dollar, revenues and operating margins would decrease. The impact on profitability of any change in the exchange rate can be substantial. Furthermore, the exchange rates obtained when converting US dollars to rand are set by foreign exchange markets over which Sibanye-Stillwater has no control. The relationship between currencies and commodities, which includes the gold price, is complex and changes in exchange rates can influence commodity prices and vice versa.

In the ordinary course of business, the Group enters into transactions, such as gold sales and PGM sales, denominated in foreign currencies, primarily US dollar. Although this exposes the Group to transaction and translation exposure from fluctuations in foreign currency exchange rates, the Group does not generally hedge this exposure, although it could be considered for significant expenditures based in foreign currency or those items which have long lead times to produce or deliver. Also, the Group on occasion undertakes currency hedging to take advantage of favourable short-term fluctuations in exchange rates when management believes exchange rates are at unsustainably high levels.

Currency risk also exists on account of financial instruments being denominated in a currency that is not the functional currency and being of a monetary nature. This includes but is not limited to US$600 million RCF (refer note 28.1), Burnstone Debt (refer note 28.6) and Franco-Nevada liability.

For additional disclosures, refer notes 3 and 28.

Foreign currency economic hedging experience

During 2020, a number of intra month (i.e. up to 21 days) forward exchange rate contracts were executed to hedge a known currency inflow. During 2019 the same principle was applied to known currency inflows related to PGM sales.

As at 31 December 2020 and 31 December 2019, Sibanye-Stillwater had no outstanding foreign currency contract positions. As at 31 December 2018, Sibanye-Stillwater had a foreign currency contract position of US$12.1 million at a weighted average rate of R14.11/US$.

Commodity price risk

The market price of commodities has a significant effect on the results of operations of the Group and the ability of the Group to pay dividends and undertake capital expenditures. The gold and PGM basket prices have historically fluctuated widely and are affected by numerous industry factors over which the Group does not have any control (refer note 24). The aggregate effect of these factors on the gold and PGM basket prices, all of which are beyond the control of the Group, is difficult for the Group to predict.

Commodity price hedging policy

As a general rule, the Group does not enter into forward sales, derivatives or other hedging arrangements to establish a price in advance for future gold and PGM production. Commodity hedging could, however, be considered in future under one or more of the following circumstances: to protect cash flows at times of significant capital expenditure; financing projects or to safeguard the viability of higher cost operations.

To the extent that it enters into commodity hedging arrangements, the Group seeks to use different counterparty banks consisting of local and international banks to spread risk. None of the counterparties is affiliated with, or related to parties of the Group.

Commodity price hedging experience

At 31 December 2020, Sibanye-Stillwater had the following gold and palladium commodity price hedges outstanding:

•	A total of 450kg gold at an average floor price of R800,000/kg and capped price of R1,080,000/kg which matures in March 2021.
•	A total of 130,000oz palladium at an average floor price of US$1,500/oz and capped price of US$3,400/oz which matures in February 2022.

Commodity price contract position

As of 31 December 2020 and 2019, Sibanye-Stillwater had no outstanding commodity forward sale contracts for mined production.

Interest rate risk

The Group’s income and operating cash flows are dependent of changes in market interest rates. The Group’s interest rate risk arises from long-term borrowings.

For additional disclosures, refer to note 28.8.